UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2016

OvaScience, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35890	45-1472564
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Fourth Avenue Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 500-2802

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07: Submission of Matters to a Vote of Security Holders.

(a)                                 On June 2, 2016, the Company held its 2016 annual meeting of stockholders (the “Annual Meeting”). Of 27,308,779 shares of Common Stock issued and outstanding and eligible to vote as of the record date of April 8, 2016, a quorum of 22,228,379 shares, or 81.4% of the outstanding shares, was present in person or represented by proxy.

(b)                                 The following actions were taken at the Annual Meeting:

1. The following nominees were reelected to serve on the Company’s Board of Directors as Class I Directors until the Company’s 2019 annual meeting of stockholders, based on the following votes:

Nominee	Voted For	Withheld Authority	Broker Non-Vote
Harald Stock, Ph.D.	17,239,408	393,038	4,595,933
John Howe III, M.D.	16,441,369	1,191,077	4,595,933
Marc Kozin	17,529,466	102,980	4,595,933

After the Annual Meeting, Richard Aldrich, Mary Fischer and John Sexton, Ph.D., continued to serve as Class II Directors for terms that expire at the 2017 annual meeting and Michelle Dipp, Ph.D., Jeffrey D. Capello and Thomas Malley continued to serve as Class III Directors for terms that expire at the 2018 annual meeting.

2. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 was ratified, based on the following votes:

For	Against	Abstain	Broker Non-Votes
22,040,872	170,237	17,270	0

3. Approval, on an advisory basis, of the compensation of the Company’s named executive officers as disclosed in the proxy statement, based on the following votes:

For	Against	Abstain	Broker Non-Votes
15,373,840	135,988	2,122,618	4,595,933

4. Approval, on an advisory basis, of holding an advisory vote on the compensation of the Company’s named executive officers every year, based on the following votes:

1 Year	2 Years	3 Years	Abstain
15,529,476	1,512,449	583,305	7,216

(d)

Consistent with the recommendation of the board of directors in the proxy statement filed on April 18, 2016 and the stockholder votes at the Annual Meeting, the board of directors has determined to hold a non-binding, advisory vote on the compensation of our named executive officers every year until the earlier of (i) the next required vote on the frequency of such advisory vote, which is currently expected to be held at our 2022 annual meeting of stockholders; or (ii) such date that the board of directors decides to hold the next stockholder advisory vote on the frequency of such advisory votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVASCIENCE, INC.

Date: June 3, 2016	/s/ Jeffrey E. Young
Jeffrey E. Young
Chief Financial Officer